UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2020

RELMADA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-184881	45-5401931
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

880 Third Avenue, 12th Floor New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 547-9591

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock	RLMD	Nasdaq

Item 1.01 Entry into a Material Definitive Agreement.

As noted in Item 5.07 below, on March 6, 2020, the stockholders of Relmada Therapeutics, Inc. (the “Company”) approved an amendment to the Company’s 2014 Stock Option and Equity Incentive Plan, as amended (the “Plan Amendment”), to increase the number of shares of common stock that the Company is authorized to issue under the plan by 2.5 million shares. A copy of the Plan Amendment is attached hereto as Exhibit 10.1.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On March 6, 2020, Relmada Therapeutics, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”). Of the 14,673,501 shares of the Company’s common stock outstanding and eligible to vote at the Annual Meeting, 10,384,409 shares, or approximately 70.8% of the eligible common stock, were present either in person or by proxy. All matters submitted to a vote of the Company’s stockholders at the Annual Meeting were approved and the two director nominees were elected. The final results of the matters voted on at the Annual Meeting are provided below.

Proposal 1: The following individuals were elected as Class II directors each to hold office for the term described below or until his resignation, or respective successor is elected and qualified:

Director Name	For	Withhold	Broker Non-Votes
Charles J. Casamento (Class II, 36 month term)	8,089,483	1,254,891	1,040,035
Sergio Traversa (Class II, 36 month term)	9,334,878	9,496	1,040,035

Proposal 2: Marcum LLP was ratified as the Company’s Independent Registered Public Accounting Firm for the fiscal year ended December 31, 2019.

For:	10,354,374
Against:	175
Abstained:	29,860

Proposal 3: An amendment to the Company’s 2014 Stock Option and Equity Incentive Plan, as amended, to increase the number of shares authorized to issue under the plan by 2.5 million shares was approved.

For:	7,875,639
Against:	1,445,554
Abstained:	23,181
Broker Non-Votes:	1,040,035

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment No. 5 to the Relmada Therapeutics, Inc. 2014 Stock Option and Equity Incentive Plan, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 9, 2020	RELMADA THERAPEUTICS, INC.

	By:	/s/ Sergio Traversa
	Name:	Sergio Traversa
	Title:	Chief Executive Officer

2